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                             ARTHUR ANDERSEN LLP

                                                                  Exhibit 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Nortek, Inc.:

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 9, 1998 included in Nortek, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.


                                                /s/ Arthur Andersen LLP


Boston, Massachusetts
May 8, 1998